Sustainable Packaging for the World’s Essential Products Acquisition of Weener Packaging July 24, 2024 Exhibit 99.1

PRESENTATION NOTES This presentation, and the statements made during the course of this presentation, are not intended to and do not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities. Statements made in or during the course of this presentation which are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements are made based upon management’s expectations, assumptions, beliefs, estimates and projections, many of which by their nature are inherently uncertain and beyond Silgan’s control. Accordingly, such forward-looking statements are not guarantees or promises of future performance or events and involve known and unknown risks that could cause such future performance or events to differ materially from those expressed or implied in such forward-looking statements. Additionally, such forward-looking statements only speak as of the date of this presentation, and except to the extent required by the U.S. federal securities laws, Silgan neither assumes nor undertakes any obligation to update or revise any of such forward-looking statements. You are advised to read and consider the numerous risks and uncertainties described in our Annual Report on Form 10-K for the year ended December 31, 2023 and our other filings with the Securities and Exchange Commission. Certain market, industry or similar data contained in this presentation are based upon estimates by our management. While management believes that such estimates are reasonable, in certain cases such estimates cannot be verified by information available from independent sources. While we are not aware of any misstatements regarding any market, industry or similar data contained in this presentation, such data involves risks and uncertainties and is subject to change based on various factors, including those discussed in the paragraph above. Financial and other information of Weener has been provided by Weener and has not been audited or verified by Silgan. The information in this presentation is as of the date on the cover page of this presentation unless otherwise stated. All company names and trademarks used in this presentation are the property of their respective owners and are used in this presentation for identification purposes only. This presentation can be found on our website at www.silganholdings.com

Generally accepted accounting principles in the United States are commonly referred to as GAAP. A non-GAAP financial measure is generally defined as a financial measure that purports to measure financial performance, financial position or liquidity but excludes or includes amounts that could not be so adjusted in the most comparable GAAP measure. Adjusted EBIT, EBITDA, adjusted EBITDA, adjusted net income per diluted share and the ratios, returns and margins calculated therefrom as contained in this presentation are unaudited supplemental measures of our financial performance, financial position or liquidity that are not required by, or presented in accordance with, GAAP and therefore are non-GAAP financial measures. These non-GAAP financial measures should not be considered as alternatives to income before interest and income taxes (EBIT), net income per diluted share, net income, net cash provided by operating activities or any other measures derived in accordance with GAAP. Such non-GAAP financial measures should not be considered in isolation or as a substitute for any financial data prepared in accordance with GAAP and may not be comparable to similarly titled measures used by other companies. We include such non-GAAP financial measures in this presentation because we consider them to be important supplemental measures of our financial performance, financial condition and liquidity which we believe provide a more complete understanding of the Company than could be obtained absent such non-GAAP financial measures. A reconciliation of all non-GAAP financial measures used in this presentation to the most comparable GAAP financial data is included in the Appendix section of this presentation and is available with this presentation on Silgan’s website at: https://www.silganholdings.com/investor-information/events-and-presentations/presentations/default.aspx. The following non-GAAP financial measures are used in this presentation and are defined as follows. “Adjusted EBIT” means income before interest and income taxes (EBIT) as adjusted for acquired intangible asset amortization, other pension income for U.S. pension plans, rationalization charges, purchase accounting write-up of inventory, the net loss from former operations in Venezuela, new plant start-up costs and costs attributed to announced acquisitions. “EBITDA” means income before interest and income taxes (EBIT) plus depreciation and amortization (D&A). “Adjusted EBITDA” of Silgan means Adjusted EBIT plus depreciation. “Adjusted Net Income per Diluted Share” means net income per diluted share as adjusted for acquired intangible asset amortization, other pension income for U.S. pension plans, rationalization charges, the European Commission settlement, costs attributed to announced acquisitions, loss on early extinguishment of debt and the purchase accounting write-up of inventory. “Adjusted EBITDA” of Weener means income before interest and income taxes plus depreciation and amortization, acquisition related costs, rationalization charges, equity income from joint ventures, non-recurring shareholder related costs, non-recurring legal expense and other non-recurring costs. NON-GAAP FINANCIAL MEASURES

Executing Our Value Creation Strategy Build and enhance franchise positions Deploy strong Free Cash Flow Earnings growth and value creation Sustainable competitive advantage Supply best value in industry by focusing on unique needs of customers Growth through targeted acquisitions Other cash deployment to drive shareholder value Top tier earnings growth in Packaging sector Consistent long-term shareholder value creation

Continuing Portfolio Evolution

WestRock[1]	Albéa[2]	Gateway	Unicep	Weener
2017	2020	2021	2021	2024

- ***Market leading positions with barriers to entry***
- ***Broadening consumer end market category exposure***
- ***Enhanced organic growth opportunity***
- ***Strengthening margin profile***
- ***Best-in-class assets at attractive returns***
- ***Extending new and existing partnerships with the world's strongest brands***
- ***Expanding addressable markets through new technology and innovation***

2013 Adjusted EBITDA[3]

Organic Volume Outlook: Flat



Dispensing & Specialty Closures (DSC) 21%
Metal Containers 62%
Custom Containers 17%

2018 Adjusted EBITDA[3]

Organic Volume Outlook: +Low single digits



Dispensing & Specialty Closures (DSC) 43%
Metal Containers 45%
Custom Containers 12%

2023 Pro Forma (PF)[4] Adjusted EBITDA[3]

Organic Volume Outlook: +Low - mid single digits



Dispensing & Specialty Closures (DSC) 55%
Metal Containers 35%
Custom Containers 10%

(1) WestRock Dispensing Business
(2) Albéa Dispensing Business
(3) Excludes Corporate
(4) 2023 Pro Forma (PF) Adjusted EBITDA combines Silgan 2023 Adjusted EBITDA and Weener 2023 Adjusted EBITDA as well as expected synergies from the proposed acquisition
Refer to Slides 12-15 for reconciliations of GAAP to non-GAAP financial amounts and calculations of Adjusted EBITDA and Pro Forma Adjusted EBITDA.

©2024 Silgan Holdings. All Rights Reserved.

5

Transaction Details

- ***Enterprise value of €838M***
- ***LTM May 2024 Revenue of approximately €450M, Adjusted EBITDA €96M***
- ***Annual synergy target of approximately €20M***
  - *Expected to be achieved within 18 months of closing*
  - *26% Synergy Adjusted EBITDA margin*
- ***Debt financing available under existing credit agreement***
  - *Expected pro-forma year-end 2024 net debt / adjusted EBITDA: within 2.5-3.5x target range*
- ***Expected to close in the fourth quarter of 2024***
- ***Approximately 10% EPS accretion expected to be realized once fully integrated and expected synergies achieved***
  - *Accretive to adjusted EPS and Free Cash Flow in 2025*

Best-in-Class Franchise Businesses at Compelling Values



Pre-synergy EV/Adj. EBITDA
Post-synergy EV/Adj. EBITDA
10.0x
8.7x
11.7x
9.3x
10.5x
8.2x
13.0x
11.1x
8.7x
7.2x
13.8x
WestRock Dispensing 2017
Albéa Dispensing 2020
Gateway 2021
Unicep 2021
Weener 2024
Public Comp Current

	WestRock Dispensing 2017	Albéa Dispensing 2020	Gateway 2021	Unicep 2021	Weener 2024	Public Comp Current
Post-synergy EBITDA Margin	21%	25%	32%	41%[1]	25%	20%[2]

(1) Reflects pre-synergy EBITDA margin (2) Reflects 2023 EBITDA margin (source: Factset)
Public comp: AptarGroup; data source for public comp: FactSet
Note: Gateway and Unicep post-synergy multiples include impact of certain tax benefits.
Refer to Slide 12 for reconciliations of GAAP to non-GAAP financial amounts and calculation of Adjusted EBITDA for Weener.

©2024 Silgan Holdings. All Rights Reserved.

6

Weener Overview

- ***LTM May 2024 Revenue of approximately €450M, Adjusted EBITDA €96M***
  - *2019 – 2023 Organic Sales CAGR: 6%*
  - *2019 – 2023 Organic Adjusted EBITDA CAGR: 8%*
- ***19 well-capitalized operating facilities with operations in 12 countries***
  - *Significant clean room capabilities*
  - *Approximately 4,000 employees*
- ***Leading positions in personal care, food and healthcare end markets***
- ***Innovative, differentiated, high value add product portfolio***
  - *Active innovation pipeline*
- ***Long term contracts with raw material pass-throughs***
  - *Blue chip customer base*
- ***Strong sustainability profile***

Weener 2023 Revenue



ROW 10%
Americas 29%
Europe 61%

©2024 Silgan Holdings. All Rights Reserved.

Refer to Slide 12 for reconciliation of GAAP to non-GAAP financial amounts and calculation of Adjusted EBITDA for Weener

7

Market Leading Positions With Differentiated Products Personal Care Healthcare Food Market Growth Outlook + Low to mid single digits + Mid to high single digits + Low to mid single digits Products Weener 2023 End Markets Silgan PF DSC End Markets¹ Silgan 2023 DSC End Markets Silgan PF DSC End Markets reflects Silgan 2023 DSC End Markets combined with Weener 2023 End Markets Note: End market revenue breakdowns are approximate and based on management estimates +Low to mid single digits +mid to high single digits +Low to mid single digits

Best-in-Class Growth With Top Tier Margins Best in class Growth Top Tier EBITDA Margins 2023 Pro Forma (2023PF) combines Silgan DSC Adjusted EBITDA for 2023 and Weener Adjusted EBITDA for 2023 as well as expected synergies from the proposed acquisition Public comp: AptarGroup; data source for public comp data: FactSet and company presentations Refer to slides 12-15 for reconciliations of GAAP to non-GAAP amounts and calculations of Adjusted EBITDA and Pro Forma Adjusted EBITDA

Continuing to Create Value Through Unique Business Model Focused leadership team Proven segment management Customer-focused Metric-driven culture Track record of value creation Disciplined deployment of free cash flow Core competency in M&A Long-term focus Constancy of purpose Our cash deployment model gives us the flexibility to selectively grow and create franchise positions in the packaging industry

Appendix A: Reconciliation of Non-GAAP Financial Measures

Appendix Note: Income before interest and income taxes for Weener includes certain adjustments to convert IFRS accounting to US GAAP accounting.

Appendix

Appendix Refer to slide 12 for Weener financial information Expected Synergies from the proposed acquisition 2023PF combines Silgan Dispensing and Specialty Closures 2023 Adjusted EBITDA and Weener 2023 Adjusted EBITDA plus expected synergies from the proposed acquisition

Appendix Refer to Slide 14 for the calculation of Dispensing & Specialty Closures 2023 PF Adjusted EBITDA Refer to slide 13 for the calculation of Metal Containers and Custom Containers 2023 Adjusted EBITDA